---------------------------------------------------------------
                                           mutual funds
---------------------------------------------------------------



                                       Bartlett




                                  Annual Report
                              December 31, 1999

                                       BARTLETT
                               BASIC VALUE FUND

                                       BARTLETT
                       VALUE INTERNATIONAL FUND

                        -------------------------------
                            BARTLETT & CO. PROFILE
                        -------------------------------


[Bartlett Logo]  Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset management firm which manages $2.8 billion for individuals, family groups and institutions. Established in 1898, Bartlett &
Co. has built a reputation among individual and institutional investors of strong performance and superior client service for the last century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

       . Mutual Funds

       . Institutional Client Services

       . Private Client Services

       . Real Estate Programs

Our tradition of excellence, the breadth of our services, and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

--------------------------------------------------------------------------------

                                   CONTENTS


                                                        Pages
                 --------------------------------------------
                 Bartlett & Co. Profile          Inside Cover
                 --------------------------------------------
                 President's Letter                         2
                 --------------------------------------------
                 Reports to Shareholders
                    Bartlett Basic Value Fund               4
                    Bartlett Value International Fund       9
                 --------------------------------------------
                 Growth of a $10,000 Investment            12
                    Bartlett Basic Value Fund              13
                    Bartlett Value International Fund      15
                 --------------------------------------------
                 Industry Diversification                  17
                 --------------------------------------------
                 Statements of Net Assets
                    Bartlett Basic Value Fund              18
                    Bartlett Value International Fund      21
                 --------------------------------------------
                 Statements of Operations                  25
                 --------------------------------------------
                 Statements of Changes in Net Assets
                    Bartlett Basic Value Fund              26
                    Bartlett Value International Fund      27
                 --------------------------------------------
                 Financial Highlights
                    Bartlett Basic Value Fund              28
                    Bartlett Value International Fund      30
                 --------------------------------------------
                 Notes to Financial Statements             32
                 --------------------------------------------
                 Report of Independent Accountants         42
                 --------------------------------------------
                 Trustees and Officers             Back Cover
                 --------------------------------------------


                 This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

--------------------------------------------------------------------------------

                     -------------------------------------
                              PRESIDENT'S LETTER
                     -------------------------------------

Dear Shareholder,

We are pleased to provide you with the annual report for the Bartlett Capital Trust, comprised of the Bartlett Basic Value Fund and the Bartlett Value International Fund, covering the year ended December 31, 1999.

Value-oriented funds had one of their worst years in 1999, extending a period of underperformance versus funds which have focused on growth or, in particular, on technology. During 1999, a fund's relative over- or underperformance was dependent on the fund's exposure to technology, as the market's return was heavily skewed toward that sector. The NASDAQ, which includes many technology stocks, returned 86% for the year and had the best return ever posted by an index in the history of the market. However, this masks the concentration of performance in just a few stocks. Half of the NASDAQ Composite's stocks were down for the year, while the median return of the Composite was only slightly positive. Similarly, although the S&P 500 was up 21% for the year, if technology stocks were excluded, its return would have been only 2%. The performance of Bartlett Basic Value, which is underweight technology stocks, suffered from its underweighting this sector. We at Bartlett recognize the fundamental changes that are occurring in the marketplace. We invest in technology stocks when we find reasonable valuations and good prospects for future performance.

On the other hand, international stocks, in particular emerging markets stocks, rebounded significantly from the lows reached during the fourth quarter of 1998. Bartlett Value International performed well, with a total return for the year ended December 31, 1999, of 32.02% (Class A shares, excluding the maximum 4.75% sales charge), which exceeded the EAFE Index's return of +26.96% for the same period.

On the following pages, Woody Uible and Jim Miller, portfolio managers for Basic Value, and Madelynn Matlock, portfolio manager for Value International, discuss each Fund's performance and the investment outlook.

PricewaterhouseCoopers LLP, the Funds' independent accountants, has completed its annual examination, and audited financial statements for the year ended December 31, 1999, are included in this report.

We are pleased to report that Bartlett & Co., its parent Legg Mason, Inc., and its broker affiliates have made a seamless transition into the new century. All critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Funds' custodian and transfer agency, are also running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

The Board of Trustees approved the following dividends and distributions per share, which were paid to shareholders of record on November 12th and November 26th for Basic Value:

                                          Class A   Class C  Class Y
 Ordinary Income Dividend                 $0.083    $0.005   $0.109
 Long-Term Capital Gain Distribution      $2.650    $2.650   $2.650

As always, we appreciate your support and welcome your comments or questions.


                                          Sincerely,

                                          /s/ Edward A. Taber, III
                                          ------------------------
                                          Edward A. Taber, III
                                          President

                -----------------------------------------------
                       BARTLETT BASIC VALUE FUND REPORT
                -----------------------------------------------

                                                 Quarter       Year
                                                  Ended       Ended
                                                 12/31/99    12/31/99
                                                 --------    --------
Basic Value Fund/1/                                5.9%       (5.7)%
S&P 500 Index (large-cap)                         14.9%       21.0%
BARRA Value Index/2/                               9.0%       12.7%
BARRA Mid-Cap Value Index                          7.3%        2.3%
Russell 2000 Value Index (small-cap)               1.5%       (1.5)%

[Bartlett Logo] The stock market averages ended the year at record high levels following a fourth quarter rally. Thus, the twentieth century ended with five consecutive years of 20% or greater market appreciation as measured by the Standard & Poor's 500 Index (S&P 500). The venerable Dow Jones Industrial Average tripled during this remarkable five-year stretch, rising from 3,800 to 11,500! Unfortunately, we failed to keep pace with the popular market indices during the past year as the gap in performance between growth and value stocks continued at unprecedented levels.

  While results of the major averages suggest another bullish year, the statistics are misleading. Most stocks actually declined in 1999. As reported by The New York Times, nearly two-thirds of stocks listed on the NYSE and NASDAQ composites finished the year down 20% from their peak prices. The reported market gains were driven by relatively few stocks, with technology companies and a few blue chips in the vanguard. In fact, the largest fifty companies in the S&P 500 had an average return of 106% while the smallest 200 averaged a loss of 5%. Meanwhile, rising interest rates pressured bond prices, which caused the performance of long-maturity Treasury bonds to suffer their second worst annual return since 1973.

  We continue to maintain the same investment discipline as we have since the Fund's inception. During this time, our Fund results stack up


---------------
/1/ Reflects return on Class A shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on pages 13 and 14.

/2/ The BARRA Value Index is a capitalization-weighted index constructed by dividing the stocks in the S&P 500 Index into two components (growth or value) according to book-to-price ratios. The BARRA Value Index is comprised of companies with higher book-to-price ratios, lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth.

pretty well in spite of a challenging 1998 and 1999. As you know, we like to purchase good companies at attractive prices, usually buying when industry conditions are difficult or when fine companies are experiencing temporary problems. We make decisions after careful analysis and assessment of a company's intrinsic value. Recently, we have purchased Pharmacia & UpJohn, Johnson & Johnson, Cintas, BroadWing, IBM and MCI WorldCom as we believe their solid growth prospects can be acquired at a reasonable multiple of earnings. While the projected and historical growth rate of stocks in our portfolios is slightly below the market (S&P 500), the price/earnings ratio of these same companies is about one-third lower. Once a position in a company is established, our strategy is to wait for the market to recognize the gap between current market price and our estimate of its intrinsic value. Assuming the gap between market price and intrinsic value closes, stock positions are reduced and eventually eliminated from the portfolio, to be replaced by better values. This focus on value can lead to portfolios significantly different from the major indices. Our goal is stay focused on our investment discipline -- not to replicate or shadow the index. This approach, while rewarding from a risk and return standpoint over the long term, can produce portfolio composition and results that are very different from the indices over shorter periods of time. This past calendar year was an example of how our short-term results can vary from the market. Currently we find compelling values, and consequently overweightings, in financial services and transportation stocks. Examples include Citigroup, Charter One Financial, Fannie Mae, Union Pacific, and AMR.

  One of our major industry underweightings over the past few years has been technology, and this report would be deficient without addressing this sector. As of year end, our technology weighting approximated 11%, versus 11% of the BARRA Value Index and 29% of the S&P 500. This sector difference accounts for a substantial part of our performance shortfall, given the fact that most of the popular market indices have been largely influenced by a handful of strong performing technology stocks. Our technology weighting is low by design because when we buy companies we must feel secure in the knowledge that long-term growth of revenues, earnings and cash flow will propel increasing valuations. We quite frankly fail to understand how anyone could feel "secure" buying into relatively unproven companies with little or no revenues, earnings or cash flow. As with prior periods of speculation -- the "Nifty-Fifty" period of the early '70s, energy stocks in the late '70s, or the biotech frenzy in the early '80s -- we think the safest place is the sidelines. However, we do strongly believe in the transforming power of technology and have long-term investments in fine companies that we expect to participate. We simply believe that business performance and stock valuation have to be reasonable.

           --------------------------------------------------------
                       BARTLETT BASIC VALUE FUND REPORT
                                  (CONTINUED)
           --------------------------------------------------------

  As we look to 2000, we are heartened by the fundamental performance of our portfolios. Many stocks are providing excellent dividend increases and aggressively repurchasing stock, both of which are indicative of strong company performance. Over long periods of time, stock prices parallel earnings and dividend growth, so these business results are most encouraging. The diversification of the portfolio is likewise reassuring, and we think the comparatively lower valuations of these investments will help limit risk in the event of any market setback. You can be assured that the investment team at Bartlett continues to search for solid businesses at attractive valuations. We believe our value-oriented investment style is very well positioned and we are enthusiastic about the return potential of our holdings in the year ahead.

  We certainly appreciate your trust, and will work hard to merit your continuing confidence.


/s/ Woodrow H. Uible                                     /s/ James A. Miller
---------------------                                    --------------------
Woodrow H. Uible, CFA                                    James A. Miller, CFA

--------------------------------------------------------------------------------

                         Measuring Both Risk and Return

           Bartlett Basic Value Fund vs. Standard & Poor's 500 Index

                       May 31, 1983 to December 31, 1999



                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                 Bartlett
                  Basic     S&P
                  Value     500
                   Fund    Index

Return            11.5%*   17.6%

Risk             -12.1%   -14.6%


This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 31, 1983 to December 31, 1999. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

 Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

 The average annual total return figures for both the Fund and the Index assume the reinvestment of dividends.

 Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption, you may receive more or less than your original investment.

--------------------------------------------------------------------------------

*Reflects return on Class A shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on pages 13 and 14.

           --------------------------------------------------------

                       BARTLETT BASIC VALUE FUND REPORT
                                  (CONTINUED)
           --------------------------------------------------------


------------------------------------------------------------------------------

                         Largest Industry Allocations

          Bartlett Basic Value Fund vs. Standard & Poor's 500 Index
                               December 31, 1999


                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


Percent of Total Portfolio       Fund      S&P 500
Finance                           21%        13%
Transportation                    11%         1%
Consumer Cyclical                  9%         9%
Basic Industry                    11%        11%
Health                             9%         9%
Technology/Defense                22%        31%

------------------------------------------------------------------------------

           --------------------------------------------------------
                         BARTLETT VALUE INTERNATIONAL
                                  FUND REPORT
           --------------------------------------------------------



                                        Quarter      Year
                                         Ended       Ended
                                       12/31/99    12/31/99
                                       --------    --------
Value International Fund/1/              11.6%       32.0%
MSCI EAFE Index/2/                       17.0%       27.0%
MSCI All-Country ex-U.S. Index/3/        17.8%       29.7%

[Bartlett Logo] For overseas markets, 1999 was about as different from its predecessor 1998 as it could be. Asian markets woke from their bad dream of the previous two years, with strong market performance that reflected the solid economic rebound across the Pacific region. The utter confidence that accompanied Europe's daring monetary initiative as 1999 began was dented by a steady weakening of the new Euro currency as the year progressed. Japan's slow but steady reorganization into a more modern economy sparked a positive response in both stocks and the yen. Commodity stocks claimed an unaccustomed spot as price leaders, along with other cyclical companies. Across the globe, technology stock valuations grew to reflect the increasing certainty that the tools are in place to radically change the way we live and do business.

  Asian stocks led the way in 1999 for the Europe, Australia and Far East Index, which increased by 27% on a fourth quarter surge of 17%. European stocks just paced the index, while Pacific and Japanese stocks did far better. Across all markets, technology and telecommunications company shares posted the strongest gains, while previous years' winners like pharmaceuticals, branded consumer goods and financials suffered


------------------
/1/ Reflects return on Class A shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 16.

/2/  The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any transaction costs associated with buying and selling securities in the Index or other administrative expenses. The returns for the Fund include such expenses.

/3/ The Morgan Stanley Capital International (MSCI) All-Country ex-U.S. Index is composed of 21 developed markets countries, 26 emerging markets countries and the countries of Israel and Luxembourg. The index does not include the United States.

           --------------------------------------------------------
                         BARTLETT VALUE INTERNATIONAL
                            FUND REPORT (CONTINUED)
           --------------------------------------------------------

from neglect. Renewed demand for basic materials and rising oil prices boosted earnings and share prices in commodity-related shares.

  Bartlett Value International Fund has performed well versus the MSCI EAFE Index, reflecting price increases in holdings of commodity-related companies, as well as beneficiaries of the growth in technology. An exposure to Asian markets that is higher than the index, as well as a significant weighting in Japan, also boosted returns.

  Rio Tinto, a British/Australian mining company, the Korean steel producer Pohang, and TotalFina, the French oil giant, were among the commodity-oriented stocks which produced gains for 1999. Japanese technology firms like Fujitsu and Rohm, as well as Canadian-based Nortel Networks, were also very strong contributors. Stocks that did not keep pace included National Australia Bank, Cadbury Schweppes, the U.K. candy and beverage maker, and CNH Global, the result of the merger of agricultural and construction equipment makers Case and New Holland.

  The U.S. economy continues to lead the way for the rest of the world in terms of strong growth, but Europe and Asia are picking up the pace and still have unrealized potential in an increasingly good global economic picture. Restructuring, solid growth prospects and reasonable stock valuations are a firm foundation for including non-U.S. investments in a diversified portfolio.


                            /s/ Madelynn M. Matlock
                            -----------------------
                            Madelynn M. Matlock, CFA
                            Portfolio Manager

----------------------------------------------------------------------
                             Portfolio Composition
                     Bartlett Value International Fund vs.
                               MSCI EAFE Index*
                               December 31, 1999


                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]

Percent of Total Portfolio       Fund       EAFE Index

Americas                          14%           0%
  Latin America                    2%
  Canada                           6%
  Cash Equivalents                 5%
  United States                    1%
Europe                            53%          67%
Pacific                           33%          33%
  Japan                           22%          27%

----------------------------------------------------------------------

*The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
 (EAFE)Index is an unmanaged index of common stocks of foreign companies.

                    ---------------------------------------
                        GROWTH OF A $10,000 INVESTMENT
                    ---------------------------------------


[Bartlett Logo]  The following graphs compare each Fund's total return against that of a closely matched, broad-based securities market index.

                 These performance tables and charts represent past performance and are no guarantee of future results. The investment return and principal value of the Funds will fluctuate so that upon redemption, you may receive more or less than your original cost.

The charts illustrate the cumulative total return of an initial $10,000 investment in each Fund for the periods indicated. The returns reflected in the chart for Class A shares reflect the maximum sales charge of 4.75% (the Average Annual Total Return table within each Class A chart provides information both including and excluding the effect of the maximum sales charge). A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. Please refer to the prospectus for details. The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower.

The lines representing the securities market indices (which is, in each case, an unmanaged index) do not include any transaction costs or other administrative expenses associated with buying and selling securities in the index.

------------------------------------------------------------------------------
                    Bartlett Basic Value Fund Class A Shares
                  December 31, 1989 through December 31, 1999



   -----------------------------------------------------------
                Average Annual Total Returns
            For periods ended December 31, 1999
   -----------------------------------------------------------
    1 Year             3 Years          5 Years      10 Years
   -----------------------------------------------------------
    (5.73)%*            8.19%*          14.55%*       10.75%*
   (10.19)%             6.45%           13.45%        10.21%
   -----------------------------------------------------------


                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                                                 Basic Value Fund
                                        S&P 500   Class A Shares
                                         Index        9,500**

                          12/31/89    $10,000.00    $ 9,525.00
                          12/31/90    $ 9,690.00    $ 8,610.19
                          12/31/91    $12,642.00    $10,845.61
                          12/31/92    $13,605.00    $11,956.12
                          12/31/93    $14,976.00    $13,349.56
                          12/31/94    $15,174.00    $13,403.58
                          12/31/95    $20,876.00    $17,633.15
                          12/31/96    $25,669.00    $20,880.32
                          12/31/97    $34,233.00    $27,032.23
                          12/31/98    $44,016.00    $28,048.18
                          12/31/99    $53,278.00    $26,436.00

------------------------------------------------------------------------------

*This line reflects return information on Class A shares excluding the maximum
 4.75% sales charge which became effective July 21, 1997. The second line in the table reflects return information including the sales charge.

**The initial investment for Basic Value Fund Class A shares is net of the 4.75% sales charge.


------------------------------------------------------------------------------
                    Bartlett Basic Value Fund Class C Shares
                  September 12, 1997 through December 31, 1999


----------------------------------------------------
            Average Annual Total Returns
        For periods ended December 31, 1999
----------------------------------------------------
      1 Year              Life of the Fund
                          (since 9/12/97)
----------------------------------------------------
      (6.44)%                  0.94%
----------------------------------------------------

                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                                      Basic Value Fund
                    S&P 500 Index*     Class C Shares
    9/12/97           10,000.00          10,000.00
    9/30/97           10,548.00          10,381.00
   12/31/97           10,850.00          10,607.00
    3/31/98           12,364.00          11,654.00
    6/30/98           12,772.00          11,224.00
    9/30/98           11,502.00           9,501.00
   12/31/98           13,951.00          10,921.00
    3/31/99           14,647.00          10,485.00
    6/30/99           15,681.00          11,101.00
    9/30/99           14,700.00           9,672.00
   12/31/99           16,887.00          10,218.00

------------------------------------------------------------------------------

* Index returns are for the periods beginning August 31, 1997.

The Standard & Poor's 500 Index is a broad-based, unmanaged index of common stocks commonly used to measure general stock market activity.

               ------------------------------------------------
                        GROWTH OF A $10,000 INVESTMENT
                                  (CONTINUED)
               ------------------------------------------------


-----------------------------------------------------------------------------
                    Bartlett Basic Value Fund Class Y Shares
                   August 15, 1997 through December 31, 1999



-----------------------------------------------------------
                Average Annual Total Returns
             For periods ended December 31, 1999
-----------------------------------------------------------
            1 Year            Life of the Fund
                               (since 8/15/97)
-----------------------------------------------------------
           (5.51)%                 3.02%
-----------------------------------------------------------

                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]

                                       Basic Value Fund
                    S&P 500 Index       Class Y Shares
    8/15/97           $10,000.00          $10,000.00
    9/30/97           $ 9,957.00          $10,651.00
   12/31/97           $10,242.00          $10,922.00
    3/31/98           $11,671.00          $12,022.00
    6/30/98           $12,057.00          $11,623.00
    9/30/98           $10,857.00          $ 9,860.00
   12/31/98           $13,170.00          $11,359.00
    3/31/99           $13,826.00          $10,937.00
    6/30/99           $14,802.00          $11,605.00
    9/30/99           $13,876.00          $10,136.00
   12/31/99           $15,941.00          $10,733.00

-----------------------------------------------------------------------------

The Standard & Poor's 500 Index is a broad-based, unmanaged index of common stocks commonly used to measure general stock market activity. Index returns are for the periods beginning July 31, 1997.

-----------------------------------------------------------------------------
                Bartlett Value International Fund Class A Shares
                  December 31, 1989 through December 31, 1999



    ---------------------------------------------------------------
                     Average Annual Total Returns
                 For periods ended December 31, 1999
    ---------------------------------------------------------------
           1 Year         3 Years      5 Years      10 Years
    ---------------------------------------------------------------
          32.02%*        10.82%*       11.51%*        8.67%*
          25.79%          9.03%        10.43%         8.15%
    ---------------------------------------------------------------


                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                                              Value International Fund
                                                   Class A Shares
                   MSCI EAFE Index                     $9,500**
12/31/89             $10,000.00                       $ 9,525.00
12/31/90             $ 7,655.00                       $ 8,142.03
12/31/91             $ 8,584.00                       $ 9,891.94
12/31/92             $ 7,539.00                       $ 9,710.72
12/31/93             $ 9,993.00                       $12,754.91
12/31/94             $10,771.00                       $12,687.92
12/31/95             $11,978.00                       $13,849.23
12/31/96             $12,702.00                       $16,072.23
12/31/97             $12,928.00                       $17,059.17
12/31/98             $15,513.00                       $16,568.63
12/31/99             $19,696.00                       $21,883.00

-----------------------------------------------------------------------------

*This line reflects return information on Class A shares excluding the maximum
 4.75% sales charge which became effective July 21, 1997. The second line in the table reflects return information including the sales charge.

**The initial investment for Value International Fund Class A shares is net of the 4.75% sales charge.

The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is a broad-based, unmanaged index composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity.

                 ---------------------------------------------
                        GROWTH OF A $10,000 INVESTMENT
                                  (CONTINUED)
                 ---------------------------------------------




------------------------------------------------------------------------------
                Bartlett Value International Fund Class C Shares
                    July 23, 1997 through December 31, 1999


       ------------------------------------------------
                 Average Annual Total Returns
             For periods ended December 31, 1999
       ------------------------------------------------
            1 Year             Life of the Fund
                                (since 7/23/97)
       ------------------------------------------------
            31.04%                    4.95%
       ------------------------------------------------


                 [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                                       Value International Fund
           MSCI EAFE Index*                 Class C Shares

  7/23/97     $10,000.00                      $10,000.00
  9/30/97     $ 9,772.00                      $10,070.00
 12/31/97     $ 9,006.00                      $ 8,913.00
  3/31/98     $10,331.00                      $ 9,601.00
  6/30/98     $10,441.00                      $ 9,130.00
  9/30/98     $ 8,957.00                      $ 7,618.00
 12/31/98     $10,807.00                      $ 8,588.00
  3/31/99     $10,958.00                      $ 8,755.00
  6/30/99     $11,236.00                      $ 9,568.00
  9/30/99     $11,729.00                      $10,101.00
 12/31/99     $13,721.00                      $11,254.00

------------------------------------------------------------------------------

* Index returns are for the periods beginning July 31, 1997.



------------------------------------------------------------------------------


                Bartlett Value International Fund Class Y Shares
                   August 15, 1997 through December 31, 1999



          ----------------------------------------------------
                        Average Annual Total Returns
                    For periods ended December 31, 1999
          ----------------------------------------------------
                  1 Year            Life of the Fund
                                     (since 8/15/97)
          ----------------------------------------------------
                  32.25%                  5.91%
          ----------------------------------------------------


                        [CHART APPEARS HERE -- SEE PLOT POINTS BELOW]


                               MSCI EAFE Index*        Value International Fund
         8/15/97                  $10,000.00                  $10,000.00
         9/30/97                  $ 9,772.00                  $10,045.00
         12/31/97                 $ 9,006.00                  $ 8,906.00
         3/31/98                  $10,331.00                  $ 9,621.00
         6/30/98                  $10,441.00                  $ 9,173.00
         9/30/98                  $ 8,957.00                  $ 7,671.00
         12/31/98                 $10,807.00                  $ 8,670.00
         3/31/99                  $10,958.00                  $ 8,860.00
         6/30/99                  $11,236.00                  $ 9,701.00
         9/30/99                  $11,729.00                  $10,268.00
         12/31/99                 $13,721.00                  $11,466.00

------------------------------------------------------------------------------

*Index returns are for the periods beginning July 31, 1997.

The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is a broad-based, unmanaged index composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity.

                    --------------------------------------
                           INDUSTRY DIVERSIFICATION
                    --------------------------------------

                       Bartlett Value International Fund
                               December 31, 1999



                                         % of Net Assets     Market Value
----------------------------------------------------------------------------
                                                                 (000)
Automotive                                     4.4%            $ 2,161
Banking                                       10.5               5,130
Chemicals                                      2.7               1,310
Computer Services                              3.7               1,824
Construction                                   6.5               3,173
Consumer Durable Goods                        11.7               5,714
Diversified                                    8.1               3,972
Electronics                                    7.6               3,690
Investment Companies                           0.9                 463
Media/Broadcast                                1.1                 539
Metals & Mining                                5.6               2,722
Miscellaneous Services                         3.8               1,843
Oil & Gas                                      6.9               3,374
Pharmaceuticals                                1.5                 720
Real Estate                                    1.9                 935
Retail Sales                                   6.1               2,960
Telecommunications                             7.3               3,544
Transportation                                 4.9               2,370
Short-Term Investments                         4.8               2,331
                                             -----             -------
Total Investment Portfolio                   100.0              48,775
Other Assets Less Liabilities                 N.M.                  10
                                             -----             -------
Net Assets                                   100.0%            $48,785
                                             -----             -------

________
N.M. -- Not meaningful.

                  -------------------------------------------
                            STATEMENT OF NET ASSETS
                  -------------------------------------------

                           Bartlett Basic Value Fund
                               December 31, 1999
                            (Amounts in Thousands)

                                                  Shares/Par   Market Value
----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.7%
----------------------------------------------------------------------------
Advertising/Media -- 3.1%
 Time Warner, Inc.                                    32        $ 2,318
----------------------------------------------------------------------------
Aerospace/Defense -- 2.0%
 Lockheed Martin Corporation                          68          1,488
----------------------------------------------------------------------------
Automotive -- 3.6%
 Ford Motor Company                                   50          2,672
----------------------------------------------------------------------------
Banking -- 2.3%
 Mellon Financial Corporation                         50          1,703
----------------------------------------------------------------------------
Computer Services and Systems -- 6.7%
 Intel Corporation                                    34          2,782
 International Business Machines Corporation          20          2,138
                                                                -------
                                                                  4,920
----------------------------------------------------------------------------
Construction and Building Materials -- 2.2%
 Martin Marietta Materials, Inc.                      40          1,640
----------------------------------------------------------------------------
Consumer Services -- 2.2%
 Cintas Corporation                                   30          1,594
----------------------------------------------------------------------------
Energy -- 5.3%
 Total Fina SA ADR                                    35          2,424
 Unocal Corporation                                   45          1,510
                                                                -------
                                                                  3,934
----------------------------------------------------------------------------
Entertainment -- 2.0%
 The Walt Disney Company                              50          1,462
----------------------------------------------------------------------------
Financial Services -- 13.3%
 Citigroup Inc.                                       60          3,334
 Fannie Mae                                           72          4,495
 Marshall & Ilsley Corporation                        32          2,010
                                                                -------
                                                                  9,839
----------------------------------------------------------------------------
Food, Beverage and Tobacco -- 4.7%
 Anheuser-Busch Companies, Inc.                       30          2,112
 McDonald's Corporation                               35          1,391
                                                                -------
                                                                  3,503
----------------------------------------------------------------------------

                                                  Shares/Par   Market Value
----------------------------------------------------------------------------
Health Care -- 4.9%
 Abbott Laboratories                                  60        $ 2,179
 Johnson & Johnson                                    16          1,462
                                                                -------
                                                                  3,641
----------------------------------------------------------------------------
Manufacturing -- 6.3%
 Dover Corporation                                    45          2,042
 Kaydon Corporation                                   56          1,501
 Tyco International Ltd.                              28          1,089
                                                                -------
                                                                  4,632
----------------------------------------------------------------------------
Metals -- 2.2%
 Potash Corporation of Saskatchewan, Inc. ADR         33          1,590

----------------------------------------------------------------------------
Pharmaceuticals -- 3.8%
 Merck & Co., Inc.                                    26          1,744
 Pharmacia & Upjohn, Inc.                             24          1,080
                                                                -------
                                                                  2,824
----------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 4.6%
 Chateau Communities, Inc.                           130          3,359
----------------------------------------------------------------------------
Savings and Loan -- 4.3%
 Charter One Financial, Inc.                         166          3,178
----------------------------------------------------------------------------
Telecommunications -- 12.5%
 AT&T Corporation                                     65          3,299
 BroadWing, Inc.                                      35          1,291/A/
 MCI WorldCom, Inc.                                   30          1,592/A/
 Nortel Networks Corporation                          31          3,080
                                                                -------
                                                                  9,262
----------------------------------------------------------------------------
Transportation -- 10.7%
 AMR Corporation                                      32          2,144/A/
 GATX Corporation                                     59          1,991
 Kansas City Southern Industries, Inc.                30          2,239
 Union Pacific Corporation                            35          1,527
                                                                -------
                                                                  7,901
----------------------------------------------------------------------------

                  -------------------------------------------
                            STATEMENT OF NET ASSETS
                  -------------------------------------------

                     Bartlett Basic Value Fund (Continued)
                               December 31, 1999
                            (Amounts in Thousands)

                                                  Shares/Par   Market Value
----------------------------------------------------------------------------

Total Common Stocks and
 Equity Interests                                               $71,460
----------------------------------------------------------------------------
 (Identified Cost -- $50,466)
----------------------------------------------------------------------------
Repurchase Agreements -- 4.0%
----------------------------------------------------------------------------
 State Street Bank & Trust Company
  2.50%, dated 12/31/99, to be repurchased at $2,946
  on 1/3/00 (Collateral: $3,010 U.S. Treasury
  Notes, 5.625%, due 5/15/01, value $3,028)       $2,945          2,945
----------------------------------------------------------------------------
Total Repurchase Agreements                                       2,945
----------------------------------------------------------------------------
 (Identified Cost -- $2,945)
----------------------------------------------------------------------------
Total Investments -- 100.7%                                      74,405
----------------------------------------------------------------------------
 (Identified Cost -- $53,411)
----------------------------------------------------------------------------
Other Liabilities Less Assets -- (0.7)%                            (518)
----------------------------------------------------------------------------
Net Assets Consisting of:
 Capital shares                                                  49,664
 Distributions in excess of net investment income                  (183)
 Accumulated net realized gain/(loss)
  on investments and currency transactions                        3,412
 Net unrealized appreciation/(depreciation)
  of investments and currency transactions                       20,994
----------------------------------------------------------------------------
Net Assets -- 100.0%                                            $73,887
============================================================================
 Net asset value and redemption price per share --
  Class A ($71,843 / 5,044 shs)                                  $14.24
============================================================================
 Maximum offering price per share -- Class A (net
  asset value plus sales charge of 4.75% of offering price)      $14.95
============================================================================
 Net asset value, offering price and redemption price
  per share -- Class C ($1,181 / 84 shs)                         $14.05
============================================================================
 Net asset value, offering price and redemption price
  per share -- Class Y ($863/ 61 shs)                            $14.21
============================================================================

/A/Non-income producing.

See notes to financial statements.

                  -------------------------------------------
                            STATEMENT OF NET ASSETS
                  -------------------------------------------

                       Bartlett Value International Fund
                               December 31, 1999
                            (Amounts in Thousands)

                                                  Shares/Par   Market Value
----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.2%
----------------------------------------------------------------------------
Argentina -- 1.9%
 IRSA Inversiones y Representaciones S.A. GDR         29        $   935
----------------------------------------------------------------------------
Australia -- 5.8%
 Brambles Industries Limited                          43          1,195
 National Australia Bank Limited ADR                  14          1,085
 The News Corporation Limited ADR                     14            539
                                                                -------
                                                                  2,819
----------------------------------------------------------------------------
Canada -- 4.0%
 Nortel Networks Corporation                          20          1,969
----------------------------------------------------------------------------
France -- 14.5%
 Alcatel SA ADR                                       35          1,575
 Aventis S.A. ADR                                     18          1,028
 Cie de Saint Gobain                                   6          1,201
 Compagnie Generale des Etablissements Michelin       27          1,065
 Groupe Danone                                        21            978
 Total Fina SA ADR                                    18          1,232
                                                                -------
                                                                  7,079
----------------------------------------------------------------------------
Germany -- 7.1%
 Buderus AG                                           67          1,136
 DaimlerChrysler AG                                   15          1,164
 Deutsche Lufthansa AG                                51          1,175
                                                                -------
                                                                  3,475
----------------------------------------------------------------------------
Hong Kong -- 0.8%
 Jardine Strategic Holdings Limited                  200            398
----------------------------------------------------------------------------
India -- 0.2%
 Morgan Stanley Dean Witter India Investment Fund      7            120/A/
----------------------------------------------------------------------------
Ireland -- 1.8%
 Allied Irish Banks plc ADR                           42            879
----------------------------------------------------------------------------
Italy -- 2.2%
 San Paolo-Imi SpA ADR                                40          1,089
----------------------------------------------------------------------------

                  -------------------------------------------
                            STATEMENT OF NET ASSETS
                  -------------------------------------------

                 Bartlett Value International Fund (Continued)
                              December 31, 1999
                            (Amounts in Thousands)

                                                  Shares/Par   Market Value
----------------------------------------------------------------------------
Japan -- 22.4%
 Canon, Inc.                                           37        $ 1,470
 Fujitsu Limited                                       40          1,824
 Ito-Yokado Co., Ltd. ADR                              11          1,120
 Matsumotokiyoshi                                      17          1,278
 Matsushita Electric Industrial Company Ltd.           59          1,634
 Rohm Company Ltd.                                      5          2,055
 Secom Co., Ltd.                                       14          1,542
                                                                 -------
                                                                  10,923
----------------------------------------------------------------------------
Netherlands -- 2.2%
 CNH Global N.V.                                       79          1,048
----------------------------------------------------------------------------
Norway -- 2.1%
 Elkem ASA                                             31            726
 Norsk Hydro ASA ADR                                    7            282
                                                                 -------
                                                                   1,008
----------------------------------------------------------------------------
Portugal -- 1.9%
 Banco Comercial Portugues, SA ADR                     34            902
----------------------------------------------------------------------------
Singapore -- 1.2%
 Dairy Farm International Holdings Limited            626            563
----------------------------------------------------------------------------
South Korea -- 2.2%
 Korea Electric Power Corporation ADR                  18            302
 Korea Fund, Inc.                                      20            342/A/
 Pohang Iron & Steel Company Ltd. ADR                  12            424
                                                                 -------
                                                                   1,068
----------------------------------------------------------------------------
Spain -- 4.4%
 Endesa S. A. ADR                                      35            707
 Repsol- YPF, S.A.  ADR                                62          1,434
                                                                 -------
                                                                   2,141
----------------------------------------------------------------------------

                                                  Shares/Par   Market Value
----------------------------------------------------------------------------
Sweden -- 3.9%
 AssiDoman AB                                          15        $   241
 Cardo AB                                              46            924
 Pharmacia & Upjohn, Inc.                              16            720
                                                                 -------
                                                                   1,885
----------------------------------------------------------------------------
Switzerland -- 2.4%
 Novartis AG                                            1          1,175
----------------------------------------------------------------------------
United Kingdom -- 12.2%
 Cadbury Schweppes plc ADR                             45          1,088
 Diageo plc ADR                                        27            872
 Invensys plc                                         263          1,392
 Rio Tinto plc ADR                                     17          1,573
 Tomkins plc ADR                                       71          1,047
                                                                 -------
                                                                   5,972
----------------------------------------------------------------------------
Total Common Stocks and
 Equity Interests                                                 45,448
----------------------------------------------------------------------------
 (Identified Cost -- $31,415)
----------------------------------------------------------------------------
Convertible Bonds -- 2.0%
----------------------------------------------------------------------------
Canada -- 2.0%
 Magna International Inc.                          $1,050            996
----------------------------------------------------------------------------
Total Convertible Bonds                                              996
----------------------------------------------------------------------------
 (Identified Cost -- $1,299)
----------------------------------------------------------------------------
Repurchase Agreements -- 4.8%
----------------------------------------------------------------------------
 State Street Bank & Trust Company
  2.50%, dated 12/31/99, to be repurchased at $2,331
  on 1/3/00 (Collateral: $2,030 U.S. Treasury
  Bonds, 8.125%, due 8/15/19, value $2,439)         2,331          2,331
----------------------------------------------------------------------------
Total Repurchase Agreements                                      $ 2,331
----------------------------------------------------------------------------
 (Identified Cost -- $2,331)
----------------------------------------------------------------------------

                  -------------------------------------------
                            STATEMENT OF NET ASSETS
                  -------------------------------------------

                 Bartlett Value International Fund (Continued)
                               December 31, 1999
                             (Amounts in Thousands)

                                                               Market Value
----------------------------------------------------------------------------
Total Investments -- 100.0%                                     $48,775
----------------------------------------------------------------------------
 (Identified Cost -- $35,045)
----------------------------------------------------------------------------
Other Assets Less Liabilities -- N.M.                                10
----------------------------------------------------------------------------
Net Assets Consisting of:
 Capital shares                                                  36,552
 Distributions in excess of net investment income                (1,374)
 Accumulated net realized gain/(loss)
  on investments and currency transactions                         (123)
 Net unrealized appreciation/(depreciation)
  of investments and currency transactions                       13,730
----------------------------------------------------------------------------
Net Assets -- 100.0%                                            $48,785
============================================================================
 Net asset value and redemption price per
  share -- Class A ($41,292 / 2,846 shs)                         $14.51
============================================================================
 Maximum offering price per share -- Class A
  (net asset value plus sales charge of 4.75% of
  offering price)                                                $15.23
============================================================================
 Net asset value, offering price and redemption
  price per share -- Class C ($4,063 / 285 shs)                  $14.24
============================================================================
 Net asset value, offering price and redemption
  price per share -- Class Y ($3,430 / 237 shs)                  $14.46
============================================================================

/A/Non-income producing.
N.M.- Not meaningful.


See notes to financial statements.

                  -------------------------------------------
                            STATEMENTS OF OPERATIONS
                  -------------------------------------------

                     For the Year Ended December 31, 1999
                            (Amounts in Thousands)


                                                                          Bartlett Value
                                                        Bartlett Basic    International
                                                          Value Fund          Fund
--------------------------------------------------------------------------------------------
Investment Income:
--------------------------------------------------------------------------------------------
 Dividends                                                $  1,816           $ 1,189
 Less foreign taxes withheld                                    (9)              (87)
 Interest                                                       68               564
--------------------------------------------------------------------------------------------
Total Investment Income                                      1,875             1,666
--------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------
 Investment advisory fees                                      707               598
 Distribution and service fees                                 245               138
 Custodian fees                                                 88               131
 Legal and audit fees                                           52                66
 Trustees' fees                                                 33                33
 Registration fees                                              32                28
 Reports to shareholders                                        18                24
 Transfer agent and shareholder
   servicing expense                                            22                18
 Other expenses                                                  2                 8
 Less expenses waived                                         (106)             (165)
--------------------------------------------------------------------------------------------
Total Expenses                                               1,093               879
--------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   782               787
--------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss):
 Realized gain/(loss) on:
  Investments                                               15,221             5,614
  Foreign currency transactions                                 --            (1,522)
 Change in unrealized appreciation of:
  Investments                                              (21,827)            7,988
  Assets and liabilities denominated
   in foreign currencies                                        --                (1)
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)                     (6,606)           12,079
--------------------------------------------------------------------------------------------
Change in Net Assets Resulting From
 Operations                                               $ (5,824)          $12,866
============================================================================================

See notes to financial statements.

                  -------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
                  -------------------------------------------

                           Bartlett Basic Value Fund
                             (Amounts in Thousands)

                                                               Year         Year
                                                              Ended        Ended
                                                            12/31/99     12/31/98
--------------------------------------------------------------------------------------
From operations:
--------------------------------------------------------------------------------------
  Net investment income/(loss)                              $    782     $  1,372
  Net realized gain/(loss) on investments and
   foreign currency transactions                              15,221        4,845
  Change in unrealized appreciation/(depreciation)
   of investments and assets and liabilities
   denominated in foreign currencies                         (21,827)      (1,760)
--------------------------------------------------------------------------------------
Change in net assets resulting
  from operations                                             (5,824)       4,457
--------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------
  From net investment income:
    Class A shares                                            (1,297)        (889)
    Class C shares                                                (3)          (8)
    Class Y shares                                               (27)         (16)
  From net realized gains on security transactions:
    Class A shares                                           (12,107)      (7,398)
    Class C shares                                              (231)        (128)
    Class Y shares                                              (148)        (144)
--------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                            (13,813)      (8,583)
--------------------------------------------------------------------------------------
Change in net assets from Fund share
  transactions                                               (30,726)      (7,482)
--------------------------------------------------------------------------------------
Change in net assets                                         (50,363)     (11,608)
Net assets:
   Beginning of year                                         124,250      135,858
--------------------------------------------------------------------------------------
   End of year                                              $ 73,887     $124,250
--------------------------------------------------------------------------------------
Under/(over) distributed net investment
  income                                                    $   (183)    $    362
======================================================================================

See notes to financial statements.

                  -------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
                  -------------------------------------------

                       Bartlett Value International Fund
                             (Amounts in Thousands)

                                                               Year         Year
                                                              Ended        Ended
                                                            12/31/99     12/31/98
--------------------------------------------------------------------------------------
From operations:
--------------------------------------------------------------------------------------
Net investment income/(loss)                                $    787     $    265
Net realized gain/(loss) on investments and
  foreign currency transactions                                4,092       (2,640)
Change in unrealized appreciation/(depreciation)
  of investments and assets and liabilities
  denominated in foreign currencies                            7,987         (467)
--------------------------------------------------------------------------------------
Change in net assets resulting
  from operations                                             12,866       (2,842)
--------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------
  From net investment income:
    Class A shares                                            (1,809)        (947)
    Class C shares                                              (148)         (46)
    Class Y shares                                              (176)         (94)
  From net realized gains on
   security transactions:
    Class A shares                                                --       (1,860)
    Class C shares                                                --         (128)
    Class Y shares                                                --         (260)
--------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                             (2,133)      (3,335)
--------------------------------------------------------------------------------------
Change in net assets from Fund share
  transactions                                               (19,130)     (19,268)
--------------------------------------------------------------------------------------
Change in net assets                                          (8,397)     (25,445)
Net assets:
   Beginning of year                                          57,182       82,627
--------------------------------------------------------------------------------------
   End of year                                              $ 48,785     $ 57,182
--------------------------------------------------------------------------------------
Under/(over) distributed net investment
  income                                                    $ (1,374)    $   (822)
======================================================================================

See notes to financial statements.

                  -------------------------------------------
                             FINANCIAL HIGHLIGHTS
                  -------------------------------------------

                           Bartlett Basic Value Fund
                 For a Share Outstanding Throughout Each Period

                                                 Investment Operations                       Distributions
                                      ---------------------------------------    ---------------------------------------
                         Net Asset                  Net Realized     Total         From         From                      Net Asset
                          Value,         Net       and Unrealized    From           Net          Net                        Value,
                        Beginning     Investment      Gains on     Investment    Investment    Realized        Total        End of
                        of Period       Income      Investments    Operations      Income       Gains      Distributions    Period
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
 Year Ended Dec. 31,
  1999                   $18.34        $0.18/B/       $(1.25)       $(1.07)       $(0.26)       $(2.77)       $(3.03)      $14.24
  1998                    18.95         0.20/B/         0.48          0.68         (0.14)        (1.15)        (1.29)       18.34
 Nine Months Ended
  Dec. 31, 1997/C/        18.33         0.19/B/         5.59          5.78         (0.22)        (4.94)        (5.16)       18.95
 Years Ended March 31,
  1997                    17.94         0.22            1.82          2.04         (0.26)        (1.39)        (1.65)       18.33
  1996                    15.39         0.30            3.32          3.62         (0.24)        (0.83)        (1.07)       17.94
  1995                    14.89         0.27            1.53          1.80         (0.27)        (1.03)        (1.30)       15.39
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                                           Net
                                                        Investment                         Net Assets,
                                       Expenses        Income (Loss)        Portfolio        End of
                           Total      to Average        to Average          Turnover         Period
                         Return/A/    Net Assets        Net Assets            Rate        (in thousands)
------------------------------------------------------------------------------------------------------------------
Class A Shares
 Year Ended Dec. 31,
  1999                    (5.73)%       1.15%/B/        0.93%/B/               46%          $ 71,843
  1998                     3.76%        1.08%/B/        1.05%/B/               28%           119,626
 Nine Months Ended
  Dec. 31, 1997/C/        33.14%/H/     1.13%/B,I/      1.15%/B,I/             42%/I/        133,076
 Years Ended March 31,
  1997                    11.30%        1.16%           1.18%                  23%           119,208
  1996                    24.05%        1.17%           1.79%                  25%           125,636
  1995                    12.67%        1.20%           1.81%                  26%           102,721
------------------------------------------------------------------------------------------------------------------

                                                 Investment Operations                       Distributions
                                      ---------------------------------------    ---------------------------------------
                         Net Asset                  Net Realized     Total         From         From                      Net Asset
                          Value,         Net       and Unrealized    From           Net          Net                        Value,
                        Beginning     Investment      Gains on     Investment    Investment    Realized        Total        End of
                        of Period       Income      Investments    Operations      Income       Gains      Distributions    Period
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
 Years Ended Dec. 31,
  1999                   $18.03         0.02/D/       $(1.20)       $(1.18)       $(0.03)       $(2.77)       $(2.80)      $14.05
  1998                    18.75         0.10/D/         0.41          0.51         (0.08)        (1.15)        (1.23)       18.03
  1997/E/                 22.84         0.24/D/         0.88          1.12         (0.27)        (4.94)        (5.21)       18.75

Class Y Shares
 Years Ended Dec. 31,
  1999                   $18.31         0.21/F/       $(1.24)       $(1.03)       $(0.30)       $(2.77)       $(3.07)      $14.21
  1998                    18.87         0.25/F/         0.47          0.72         (0.13)        (1.15)        (1.28)       18.31
  1997/G/                 21.92         0.18/F/         1.94          2.12         (0.23)        (4.94)        (5.17)       18.87
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                                           Net
                                                        Investment                         Net Assets,
                                       Expenses        Income (Loss)        Portfolio        End of
                           Total      to Average        to Average          Turnover         Period
                         Return/A/    Net Assets        Net Assets            Rate        (in thousands)
------------------------------------------------------------------------------------------------------------------
Class C Shares
 Years Ended Dec. 31,
  1999                    (6.44)%       1.90%/D/        0.18%/D/               46%          $  1,181
  1998                     2.96%        1.90%/D/        0.29%/D/               28%             2,228
  1997/E/                  6.07%/H/     1.90%/D,I/      1.11%/D,I/             42%/I/            395

Class Y Shares
 Years Ended Dec. 31,
  1999                    (5.51)%       0.90%/F/        1.14%/F/               46%          $    863
  1998                     3.99%        0.82%/F/        1.31%/F/               28%             2,396
  1997/G/                 10.97%/H/     0.86%/F,I/      1.51%/F,I/             42%/I/          2,387
------------------------------------------------------------------------------------------------------------------

/A/  Excluding sales charge on Class A shares.
/B/ Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.26%; 1998, 1.20%; 1997, 1.19%.
/C/ The year end for Bartlett Basic Value Fund was changed from March 31 to December 31.
/D/ Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.06%; 1998, 2.02%; 1997, 2.00%.
/E/ For the period September 12, 1997 (commencement of operations of this class) to December 31, 1997.
/F/ Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.99%; 1998, 0.94%; 1997, 0.96%.
/G/ For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.
/H/  Not annualized.
/I/  Annualized.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                       Bartlett Value International Fund
                 For a Share Outstanding Throughout Each Period

                                             Investment Operations                                Distributions
                                    ---------------------------------------    ---------------------------------------------------
                         Net Asset                Net Realized      Total         From        In Excess      From
                           Value,       Net      and Unrealized     From           Net         of Net         Net
                         Beginning  Investment      Gains on     Investment    Investment    Investment    Realized      Total
                         of Period    Income      Investments    Operations      Income        Income       Gains    Distributions
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
 Year Ended Dec. 31,
  1999                   $11.50        0.21/B,C/    $ 3.36        $ 3.57        $(0.56)       $   --        $   --       $(0.56)
  1998                    12.45       (0.02)/C/      (0.35)        (0.37)        (0.20)           --         (0.38)       (0.58)
 Nine Months Ended
  Dec. 31, 1997/D/        13.64        0.05/C/        0.31          0.36         (0.17)           --         (1.38)       (1.55)
 Years Ended March 31,
  1997                    12.59        0.08           1.81          1.89         (0.08)        (0.01)        (0.75)       (0.84)
  1996                    11.64        0.13           1.33          1.46         (0.13)        (0.01)        (0.37)       (0.51)
  1995                    12.46        0.09          (0.21)        (0.12)        (0.09)           --         (0.61)       (0.70)
----------------------------------------------------------------------------------------------------------------------------------

                                Net Asset
                                  Value
                                 End of
                                 Period
-------------------------------------------
Class A Shares
 Year Ended Dec. 31,
  1999                           $ 14.51
  1998                             11.50
 Nine Months Ended
  Dec. 31, 1997/D/                 12.45
 Years Ended March 31,
  1997                             13.64
  1996                             12.59
  1995                             11.64
-------------------------------------------

                                                              Ratios/Supplemental Data
                                      ---------------------------------------------------------------------------
                                                                        Net
                                                                    Investment                      Net Assets,
                                                      Expenses     Income (Loss)     Portfolio        End of
                                        Total        to Average     to Average        Turnover        Period
                                      Return/A/      Net Assets     Net Assets          Rate       (in thousands)
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Year Ended Dec. 31,
  1999                                 32.02%        1.80%/C/       1.69%/C/            23%          $ 41,292
  1998                                 (2.88)%       1.73%/C/       0.37%/C/            27%            47,856
 Nine Months Ended
  Dec. 31, 1997/D/                      2.79%/I/     1.78%/C,J/     0.49%/C,J/          44%/J/         68,648
 Years Ended March 31,
  1997                                 15.45%        1.81%          0.62%               31%            83,973
  1996                                 12.76%        1.83%          1.06%               38%            72,041
  1995                                (1.18)%        1.83%          0.80%               24%            57,664

                                               Investment Operations                            Distributions
                                      -------------------------------------  -----------------------------------------------------
                           Net Asset               Net Realized     Total       From       In Excess        From
                             Value,       Net     and Unrealized    From        Net         of Net          Net
                           Beginning  Investment    Gains on     Investment  Investment    Investment     Realized       Total
                           of Period    Income     Investments   Operations    Income        Income        Gains     Distributions
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
 Years Ended Dec. 31,
  1999                      $11.34      0.15/B,E/    $ 3.27        $ 3.42     $(0.52)       $   --         $   --       $(0.52)
  1998                       12.30      0.10/E/       (0.55)        (0.45)     (0.13)           --          (0.38)       (0.51)
  1997/F/                    15.70      0.08/E/       (1.82)        (1.74)     (0.28)           --          (1.38)       (1.66)

Class Y Shares
 Years Ended Dec. 31,
  1999                      $11.46      0.24/B,G/    $ 3.34        $ 3.58     $(0.58)       $   --         $   --       $(0.58)
  1998                       12.33     (0.37)/G/       0.04         (0.33)     (0.16)           --          (0.38)       (0.54)
  1997/H/                    15.27     (0.11)/G/      (1.21)        (1.32)     (0.24)           --          (1.38)       (1.62)
----------------------------------------------------------------------------------------------------------------------------------

                               Net Asset
                                 Value
                                End of
                                Period
------------------------------------------
Class C Shares
 Years Ended Dec. 31,
  1999                          $ 14.24
  1998                            11.34
  1997/F/                         12.30

Class Y Shares
 Years Ended Dec. 31,
  1999                          $ 14.46
  1998                            11.46
  1997/H/                         12.33
------------------------------------------

                                                            Ratios/Supplemental Data
                                 ----------------------------------------------------------------------------------
                                                                      Net
                                                                   Investment                         Net Assets,
                                                  Expenses        Income (Loss)       Portfolio         End of
                                   Total         to Average        to Average          Turnover         Period
                                 Return/A/       Net Assets        Net Assets            Rate        (in thousands)
-------------------------------------------------------------------------------------------------------------------
Class C Shares
 Years Ended Dec. 31,
  1999                          31.04%           2.55%/E/           1.00%/E/              23%          $ 4,063
  1998                          (3.64)%          2.55%/E/          (0.55)%/E/             27%            3,916
  1997/F/                      (10.87)%/I/       2.55%/E,J/        (1.68)%/E,J/           44%/J/           895

Class Y Shares
 Years Ended Dec. 31,
  1999                           32.25%          1.55%/G/           1.79%/G/              23%          $ 3,430
  1998                           (2.65)%         1.47%/G/           0.61%/G/              27%            5,410
  1997/H/                        (8.38)%/I/      1.44%/G,J/        (0.75)%/G,J/           44%/J/        13,084
-------------------------------------------------------------------------------------------------------------------

/A/ Excluding sales charge on Class A shares.
/B/ Net income per share is calculated using monthly average shares.
/C/ Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.15%; 1998, 1.87%; 1997, 1.95%.
/D/ The year end for Bartlett Value International Fund was changed from March
    31 to December 31.
/E/ Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 2.90%; 1998, 2.69%; 1997, 2.70%.
/F/ For the period July 23, 1997 (commencement of operations of this class) to
    December 31, 1997.
/G/ Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.85%; 1998, 1.61%; 1997, 1.59%.
/H/ For the period August 15, 1997 (commencement of operations of this class)
    to December 31, 1997.
/I/ Not annualized.
/J/ Annualized.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
                             (Amounts in Thousands)

[1] Significant Accounting Policies

Bartlett Capital Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Basic Value Fund and Bartlett Value International Fund (each a "Fund").

  Each Fund consists of three classes of shares: Class A, offered since 1983 for Basic Value and since 1989 for Value International; Class C, offered since 1997 for both Basic Value Fund and Value International Fund; and Class Y, offered to certain institutional investors since 1997 for both Basic Value Fund and Value International Fund.

  The income and expenses of each of these Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

 The following is a summary of the investment objectives followed by the Funds:

  Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by Bartlett & Co. ("Adviser") to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

  Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

 The following is a summary of the significant accounting policies of Bartlett Capital Trust:

  Security Valuation - Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett, under authority delegated by the Board of Trustees.

  Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

  Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

  Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

  (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

  Investment Income and Distributions to Shareholders - Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly by the Funds. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

                        NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

  Security Transactions - Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At December 31, 1999, there were no receivables for securities sold or payables for securities purchased for the Funds.

  Federal Income Taxes - No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Value International has unused capital loss carryforwards for federal income tax purposes of $41 which will expire in 2006.

  Use of Estimates - Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

[2] Investment Transactions

  For the year ended December 31, 1999, investment transactions (excluding short-term securities) were as follows:

                                             Basic            Value
                                             Value        International
-----------------------------------------------------------------------
Purchases of investment securities           $42,500         $10,198
-----------------------------------------------------------------------
Proceeds from sales and maturities
  of investment securities                   $86,494         $29,083
-----------------------------------------------------------------------

  At December 31, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                               Basic            Value
                                               Value        International
-------------------------------------------------------------------------
Unrealized appreciation                       $23,284          $16,693
Unrealized depreciation                        (2,290)          (3,056)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $20,994          $13,637
-------------------------------------------------------------------------
Federal income tax cost of investments        $53,489          $35,138
-------------------------------------------------------------------------

[3] Repurchase Agreements

  All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

[4] Options and Futures

  As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

 There were no options written during the year ended December 31, 1999.

  Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against currency risks. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

 For the year ended December 31, 1999, the Funds had not entered into any futures contracts.

[5] Financial Instruments

  Emerging Market Securities - Value International may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

  Forward Foreign Currency Contracts - Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

  For the year ended December 31, 1999, the Funds had not entered into any forward currency contracts.

                        NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

[6] Line of Credit

  The Funds, along with certain funds distributed by Legg Mason Wood Walker, Incorporated ("LMWW"), an affiliate of the Adviser, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1999, the Funds had no borrowings under the line of credit.

[7] Transactions With Affiliates and Related Parties

  The officers of the Trust are shareholders or employees of the Adviser or LMWW. LMWW is affiliated with the Adviser through their common parent company, Legg Mason, Inc. The Adviser became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's investments were managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement that was effective through July 20, 1997, the Adviser paid all Fund expenses except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the agreement to pay the above Fund expenses, each Fund paid the Adviser a fee computed and accrued daily and paid monthly. The fee for Basic Value was computed at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $10,000, 1.50% of such assets from $10,000 up to and including $30,000, and 1.00% of such assets in excess of $30,000. The fee for Value International was computed at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000, 1.75% of such assets from $20,000 up to and including $200,000, and 1.25% of such assets in excess of $200,000.

  On July 15, 1997, the shareholders of the Trust approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser receives for its services an advisory fee from each Fund, computed daily and payable monthly at annual rates of each Fund's average daily net assets.

  The Adviser has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                         Basic            Value
                         Value        International
---------------------------------------------------
Advisory Fee             0.75%           1.25%
---------------------------------------------------
Expense Limitation
  Class A                1.15%           1.80%
  Class C                1.90%           2.55%
  Class Y                0.90%           1.55%
---------------------------------------------------

  Fees in excess of these limits will be waived through May 1, 2000. For all classes of the Funds, advisory fees waived for the year ended December 31, 1999, and amounts due to the Adviser at December 31, 1999, were as follows:

                            Basic            Value
                            Value        International
------------------------------------------------------
Advisory Fees Waived         $88             $144
------------------------------------------------------
Advisory Fees Payable        $41             $ 36
------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

  LM Financial Partners, Inc., distributor of the Funds and an affiliate of the Adviser, receives from each Fund an annual service fee of 0.25% of the average daily net assets of each Fund's Class A shares and distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C shares. These fees are calculated daily and paid monthly. At December 31, 1999, distribution and service fees waived were $18 and $21 for Basic Value and Value International, respectively.

  LMWW has an agreement with the funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMWW the following amounts for the year ended December 31, 1999: Basic Value, $6; and Value International, $4.

[8] Fund Share Transactions

  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series, all without par value. Shares of two series, consisting of the Funds, have been authorized. The shares of beneficial interest of each Fund are divided into three classes, designated Class A, Class C and Class Y shares. Share transactions are shown on the following page.

                                                            Reinvestment
                                       Sold               of Distributions         Repurchased             Net Change
                                -------------------       -----------------     -----------------      ------------------
                                Shares       Amount        Shares    Amount     Shares     Amount      Shares      Amount
-------------------------------------------------------------------------------------------------------------------------
Basic Value
-- Class A Shares
   Year Ended
     December 31, 1999           289         $ 4,669         898    $13,049    (2,667)   $(46,524)     (1,480)   $(28,806)
     December 31, 1998           602          11,170         447      8,032    (1,547)    (28,706)       (498)     (9,504)

-- Class C Shares
   Year Ended
     December 31, 1999            28         $   497          17    $   232       (84)   $ (1,393)        (39)   $   (664)
     December 31, 1998           124           2,334           7        135       (29)       (526)        102       1,943

-- Class Y Shares
   Year Ended
     December 31, 1999             2         $    29          12    $   175       (84)   $ (1,460)        (70)   $ (1,256)
     December 31, 1998             7             153           9        160       (12)       (234)          4          79

Value International
-- Class A Shares
   Year Ended
     December 31, 1999           398         $ 4,823         127    $ 1,538    (1,840)   $(21,988)     (1,315)   $(15,627)
     December 31, 1998           583           7,184         220      2,519    (2,158)    (25,562)     (1,355)    (15,859)

-- Class C Shares
   Year Ended
     December 31, 1999            40         $   499          12    $   146      (112)   $ (1,350)        (60)   $   (705)
     December 31, 1998           313           3,966          15        163       (56)       (639)        272       3,490

-- Class Y Shares
   Year Ended
     December 31, 1999             3         $    38          10     $  123      (248)   $ (2,959)       (235)   $ (2,798)
     December 31, 1998            20             328          18        203      (627)     (7,430)       (589)     (6,899)
-------------------------------------------------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Bartlett Capital Trust and to the Shareholders of Bartlett Basic Value Fund and Bartlett Value International Fund:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bartlett Basic Value Fund and Bartlett Value International Fund (comprising Bartlett Capital Trust, hereafter referred to as the "Funds") at December 31, 1999, and the results of each of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 2000

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                             TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
Lorrence T. Kellar                   Chairman of the Board and Trustee
Edward A. Taber, III                 President and Trustee
A. John W. Campbell                  Trustee
Edmund J. Cashman, Jr.               Trustee
Henri Deegenaar                      Trustee
Ian F. H. Grant                      Trustee
William P. Sheehan                   Trustee
Prinz Wolfgang Ysenburg              Trustee
Marie K. Karpinski, CPA              Vice President, Treasurer and Secretary
Madelynn M. Matlock, CFA             Vice President
James A. Miller, CFA                 Vice President
Donna M. Prieshoff                   Vice President
James B. Reynolds, CFA               Vice President
Woodrow H. Uible, CFA                Vice President
Thomas A. Steele, CPA                Assistant Treasurer and Assistant Secretary
--------------------------------------------------------------------------------
Investment Adviser                   Bartlett & Co.
                                     Cincinnati, Ohio
Custodian                            State Street Bank & Trust Company
                                     Boston, Massachusetts
Transfer Agent                       Boston Financial Data Services
                                     Boston, Massachusetts
Independent Accountants              PricewaterhouseCoopers LLP
                                     Baltimore, Maryland
Legal Counsel                        Kirkpatrick & Lockhart LLP
                                     Washington, DC
--------------------------------------------------------------------------------


                                 Bartlett & Co.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

               36 East Fourth Street, Cincinnati, OH 45202-3896
               o 513-345-6212 o 800-800-3609 o FAX 513-621-6462